[COVER]
                       ----------------------------------
                       Semiannual Report January 31, 1998
                       ----------------------------------

                                   OPPENHEIMER

                                    Municipal
                                    Bond Fund

                        [Graphic of Pencil and Checkbook]


                            [Oppenheimer Funds Logo]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter
 4 Fund Performance
 6 An Interview with the Fund's Manager
11 Statement of Investments
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statements of Changes in Net Assets
24 Financial Highlights
27 Notes to Financial Statements
33 Officers and Trustees
36 Information and Services

 Report highlights
--------------------------------------------------------------------------------

[bullet] 1st Quartile Performance: The Fund's Class A shares were ranked in the top quartile of tax-exempt mutual funds for the one-year period ended 12/31/97, as measured by Lipper Analytical Services.1

[bullet] The supply of municipal bonds increased during the last twelve months, as many municipalities took advantage of lower interest rates to finance new projects and refinance existing debt.

[bullet] Two factors which support the possibility of a further rally in municipal bonds: First, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. And second, inflation remains benign, and the economy looks like it may slow down from year-end 1997 levels.

-------------------------------------
Cumulative Total Returns
-------------------------------------
For the 6-Month Period Ended 1/31/98

Class A
Without        With
Sales Chg.2    Sales Chg.3
-------------------------------------
4.02%          (0.92%)
-------------------------------------

Class B
Without        With
Sales Chg.2    Sales Chg.3
-------------------------------------
3.63%          (1.37%)
-------------------------------------

Class C
Without        With
Sales Chg.2    Sales Chg.3
-------------------------------------
3.63%          (2.63%)
-------------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 37 (10-year) among Municipal Bond funds for the period ended 12/31/97.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2   Oppenheimer Municipal Bond Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund


 Dear shareholder,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.
      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.
      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.
      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.
      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.
      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.




/s/  Bridget A. Macaskill
--------------------------------
Bridget A. Macaskill
February 23, 1998

3   Oppenheimer Municipal Bond Fund

------------------------------------
Avg. Annual total Returns(1)
------------------------------------
For Periods Ended 12/31/97

Class A
1 Year    5 Year    10 Year
------------------------------------
4.18%     6.02%     7.66%
------------------------------------

Class B
1 Year    5 Year    Since Inception
------------------------------------
3.58%     N/A       5.28%
------------------------------------

Class C
1 Year    5 Year    Since Inception
------------------------------------
7.56%     N/A       7.98%
------------------------------------

------------------------------------
Cumulative Total Return(1)
------------------------------------
For the Period Ended 12/31/97

Class A
5 Year
------------------------------------
33.93%    $13,394(3)
------------------------------------

------------------------------------
Standardized Yields
------------------------------------
For the 30 Days Ended 1/31/98(4)

Class A
------------------------------------
4.13%
------------------------------------

Class B
------------------------------------
3.55%
------------------------------------

Class C
------------------------------------
3.55%
------------------------------------


 Performance update
--------------------------------------------------------------------------------

Oppenheimer Municipal Bond Fund has continued to perform strongly, particularly during what has turned out to be a difficult period for municipal bonds. During the last six months, long-term interest rates have fallen, which has caused a decline in municipal bond yields. However, Oppenheimer Municipal Bond Fund's Class A shares remained in the top quartile of tax-exempt mutual funds, ranking 16 of 137 for the one-year period ended 12/31/97, as measured by Lipper Analytical Services.(2)

[MTN. CHART]

                    Oppenheimer
                    Municipal           Lehman Brothers
                    Bond Fund           Municipal Bond
Date                Class A Shares      Index(3)
----                --------------      ---------------
12/31/92            10,000              10,000
 3/31/93            10,367.1            10,371.1
 6/30/93            10,725.4            10,710.4
 9/30/93            11,211.8            11,072.2
12/31/93            11,348              11,227.6
 3/31/94            10,600.3            10,611.3
 6/30/94            10,537.9            10,728.8
 9/30/94            10,558.9            10,802.2
12/31/94            10,299.5            10,647.1
 3/31/95            11,181.8            11,399.9
 6/30/95            11,391.7            11,675.2
 9/30/95            11,613.5            12,011
12/31/95            12,187.5            12,506.3
 3/31/96            12,080.4            12,355.5
 6/30/96            12,124.2            12,450.2
 9/30/96            12,470.1            12,736.8
12/31/96            12,820.2            13,061.4
 3/31/97            12,811.2            13,030.1
 6/30/97            13,250.6            13,479.1
 9/30/97            13,642.1            13,885.3
12/31/97            14,024.6            14,262.1


1. Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/27/76. The Fund's maximum sales charge for Class A shares was lower prior to 5/1/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 3/16/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Source: Lipper Analytical Services, Inc., 12/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 16 of 137 (1-year), 25 of 59 (5-year) and 24 of 37 (10-year) among Municipal Bond funds for the period ended 12/31/97.


4   Oppenheimer Municipal Bond Fund

Credit Allocations(5)

[PIE CHART AND COLOR KEYS]

AAA  45.0%
AA   12.8
A    14.2
BBB  23.3
BB    3.3
B     1.4


 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Municipal Bond Fund is for investors looking for a source of income exempt from federal income taxes.

What We Look For
[bullet] Securities that provide high current income.
[bullet] Diversification among a wide range of securities nationwide.
[bullet] Issues with improving credit quality.

Top 5 Industries
(Percentage of invested assets)(6)

------------------------------
 Corporate Backed        17.3%
------------------------------
 Electric Utilities      14.7
------------------------------
 General Obligations     13.9
------------------------------
 Highways                 9.0
------------------------------
 Single Family Housing    8.7
------------------------------

Top 5 States
(Percentage of invested assets)(6)

------------------------------
 Texas                   14.2%
------------------------------
 California              12.1
------------------------------
 Pennsylvania            10.0
 ------------------------------
 New York                 7.4
------------------------------
 Michigan                 7.2
------------------------------

3. Results of a hypothetical $10,000 investment in Class A shares on 12/31/92. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.
4. Standardized yield is based on net investment income for the 30-day period ended 1/31/98. Falling share prices will tend to artificially raise yields.
5. Portfolio data is as of 1/31/98, is dollar-weighted based on total assets, and is subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.2% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.
6. Sector weightings are as of 1/31/98, and are subject to change.

5   Oppenheimer Municipal Bond Fund

-----------------
"We've remained
fully invested in
a diversified
portfolio of
good quality
securities
from a variety
of issuers."


 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the six months ended January 31, 1998? Oppenheimer Municipal Bond Fund's Class A shares provided a cumulative total return of 4.02% without sales charges for the six-month period ended January 31, 1998.(1)

How did the national municipal bond market perform over the last six months?
As we expected, yields on municipal bonds declined as long-term interest rates fell during the final five months of 1997 and the first month of 1998. This was the result of a continued U.S. economic expansion that is notable both for its durability and the absence of inflationary pressures. In fact, low inflation helped long-term interest rates fall to their lowest levels since 1977. Municipal bond yields have fallen in concert with the yields of U.S. Treasury securities, but the extent of that decline has not been as pronounced. As a result, although municipal bonds did well during the period, they did not perform as well as comparable U.S. Treasury securities.

Why did investments in municipal bonds generally underperform U.S. Treasury securities?
It's primarily a matter of supply and demand. The supply of U.S. Treasury securities declined as the federal government made progress toward a balanced budget. With a robust economy supporting strong tax revenues, the U.S. Treasury issued fewer bonds. At the same time, demand for U.S. Treasury securities rose, especially from overseas investors who sought high-quality investments in the wake of the turmoil in Asia.





1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


6   Oppenheimer Municipal Bond Fund

[PHOTO]
Portfolio Management
Team (l to r)
Jerry Webman'
Bob Patterson
(Portfolio Manager)


                                      Conversely, the supply of municipal bonds increased during the period.
                                      Municipalities took advantage of lower
                                      interest rates to finance new projects and refinance existing debt. But demand for municipal bonds stayed the same, because U.S. investors were generally more attracted to stocks than to tax-exempt bonds. Therefore, U.S. Treasury securities benefited from a more favorable relationship between supply and demand.
        By the end of 1997, municipal bonds were providing about 92% of the yield of comparable U.S. Treasuries, which is the high end of the range. History suggests that a more normal level is about 85%. So we think that municipal bonds are very attractively valued relative to taxable bonds.

Where have you been finding opportunities in this environment?
We've remained fully invested in a diversified portfolio of good-quality securities from a variety of issuers. Texas represented our largest concentration of holdings because the state reflects many of the nation's most positive trends: Texas has managed its budget conservatively and has improved economically. The state's municipalities have issued bonds for infrastructure projects, such as airports, roads and schools, and those bonds have been attractively priced.


7   Oppenheimer Municipal Bond Fund

--------------
"We are
optimistic
because
conditions
remain
favorable for
municipals..."


 An interview with your Fund's manager
--------------------------------------------------------------------------------

The same is true for our second largest source of holdings, New York. The state is enjoying a budget surplus and is financing long-term infrastructure investments in the tax-exempt bond market. New York City is also enjoying the benefits of a strong economy, and the city's bonds have performed well as a result.
        We added to our position in Florida because of some of the new projects they're financing. Rapid population growth has created a shortage of housing and schools. We estimate that Florida will issue up to $3 billion in school debt over the next few years, a process that has already started.

Have any issuers or market sectors been particularly unattractive?
We remain cautious about utilities. Electrical utilities are in the midst of deregulation, which has caused quite a lot of uncertainty. Some utilities will be more competitive than others, and we don't want to be caught with bonds from the less competitive companies. Hospital bonds represent another area of caution. The health care industry is experiencing turmoil as they attempt to control costs. The industry is consolidating, so we are proceeding carefully.

What is your outlook for the rest of 1998?
We are optimistic because conditions have remained favorable for municipals. First, as mentioned earlier, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. Second, inflation remains benign, and the economy looks like it may slow down from year-end 1997 levels. These factors should support a further rally in municipal bonds when long-term interest rates decline.


8   Oppenheimer Municipal Bond Fund

-----------------
"...but we don't
expect to achieve
the same level
of gains that we
have experienced
over the last
six months."


With that said, however, we don't expect to achieve the same level of gains that we have experienced over the last six months. Inflation is low now, but we are concerned about the potential effects of relatively full employment. Because businesses must compete for a limited supply of workers, companies may be forced to pay higher wages, and those costs may be passed on to consumers. As a result, we are vigilantly watching for any changes in the economic environment. Our goal is to anticipate those changes and position the Fund accordingly.


9   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------


 Financials
-------------------------------------------------------------------------------

10   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Investments January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/       Face           Market Value
                                                     S&P/Fitch      Amount         See Note 1
===============================================================================================
Municipal Bonds and Notes -- 99.4%
-----------------------------------------------------------------------------------------------
Alabama--1.2%
Huntsville, AL HCF Authority RB, Series B,
MBIA Insured, 6.625%, 6/1/23                         Aaa/AAA        $ 7,235,000    $ 8,328,136
-----------------------------------------------------------------------------------------------
Arizona--0.1%
Central AZ Irrigation & Drainage District
GORB, Series A, 6%, 6/1/13                           NR/NR            1,081,150        973,121
-----------------------------------------------------------------------------------------------
California--12.0%
Anaheim, CA PFAU Lease RB, Sr. Public
Improvements Project, Series A, FSA Insured,
5%, 3/1/37                                           Aaa/AAA          5,250,000      5,135,077
-----------------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                        Baa/BBB-/BBB    10,500,000     11,515,035
-----------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.65%, 8/1/14         Aa2/AA-          5,000,000      5,344,350
-----------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25         Aa2/AA-          4,905,000      5,241,434
-----------------------------------------------------------------------------------------------
CA HFFAU RB, Episcopal Homes Project,
Series A, 7.80%, 7/1/15                              NR/A+            1,000,000      1,034,860
-----------------------------------------------------------------------------------------------
CA PWBL RB, University of California
Regents, Prerefunded, Series A, AMBAC
Insured, 6.40%, 12/1/16                              Aaa/AAA/AAA      2,500,000      2,811,400
-----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15          A1/NR            3,000,000      3,014,790
-----------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07           NR/A-              500,000        555,805
-----------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB,
Facilities Sublease-International Airport
Project, 6.35%, 11/1/25                              Baa3/BB+         8,930,000      9,814,159
-----------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity,
Series A, 8.30%, 6/1/13                              Aaa/AAA          7,000,000      9,396,730
-----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                              Aaa/AAA          6,000,000      7,856,400
-----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.393%, 6/1/19(1)     Aaa/AAA/AAA      6,000,000      6,532,500
-----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32         Aaa/NR/BBB      12,700,000     14,444,980
                                                                                    -----------
                                                                                    82,697,520
-----------------------------------------------------------------------------------------------
Colorado--0.9%
CO HFAU RB, Rocky Mountain Adventist
Health System, 6.625%, 2/1/22                        Baa2/BBB         5,000,000      5,394,550
-----------------------------------------------------------------------------------------------
Jefferson Cnty., CO SDI No. R-001 GOB,
AMBAC Insured, 6.25%, 12/15/12                       Aaa/AAA/AAA        500,000        553,590
                                                                                    -----------
                                                                                     5,948,140


11   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/        Face         Market Value
                                                     S&P/Fitch       Amount       See Note 1
----------------------------------------------------------------------------------------------
Connecticut--4.3% Mashantucket,
CT Western Pequot Tribe Special
RB, Prerefunded, Series A, 6.40%, 9/1/11(2)          Aaa/BBB-     $ 7,435,000    $ 8,626,979
----------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot
Tribe Special RB, Unrefunded Balance,
Series A, 6.40%, 9/1/11(2)                           Baa2/BBB-      7,565,000      8,494,587
----------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special
RRB, Sub. Lien, Series B, 5.75%, 9/1/27(2)           Baa3/BBB-     11,900,000     12,244,267
                                                                                 -----------
                                                                                  29,365,833
----------------------------------------------------------------------------------------------
Florida--5.5%
Broward Cnty., FL GORB, 12.50%, 1/1/06               Aa/AA          3,000,000      4,600,740
----------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB, Broward Waste
Energy-LP North Project, 7.95%, 12/1/08              A/A-           5,490,000      5,997,935
----------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB, Ses Broward Co.-LP
South Project, 7.95%, 12/1/08                        A/A-           9,050,000      9,887,306
----------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral
Palsy Services Project, 8%, 6/1/22                   NR/NR          2,890,000      3,229,488
----------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace,
Inc., 6%, 1/1/15                                     NR/NR          4,000,000      4,144,040
----------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07            Aa2/AA+          750,000        970,905
----------------------------------------------------------------------------------------------
FL HFA RRB, SFM, Series A, 6.35%, 7/1/14             Aaa/AAA          810,000        863,160
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                        NR/NR          1,370,000      1,404,209
----------------------------------------------------------------------------------------------
Hillsborough Cnty., FL IDAU PC RRB, Tampa
Electric Co. Project, Series 92, 8%, 5/1/22          Aa3/AA/AA-     4,000,000      4,654,000
----------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB,
Series A-2, 5.60%, 3/1/29                            Aaa/NR         1,780,000      1,972,934
                                                                                 -----------
                                                                                  37,724,717
----------------------------------------------------------------------------------------------
Georgia--2.1%
GA MEAU Power SPO Refunding Bonds,
Series Y, 6.50%, 1/1/17                              A3/A          10,750,000     12,547,937
----------------------------------------------------------------------------------------------
GA MEAU Power SPO Refunding Bonds,
Series Y, MBIA-IBC Insured, 6.50%, 1/1/17            NR/AAA         1,000,000      1,193,740
----------------------------------------------------------------------------------------------
GA MEAU SPO Bonds, Project One, Series X,
MBIA Insured, 6.50%, 1/1/12                          Aaa/AAA          500,000        593,425
                                                                                 -----------
                                                                                  14,335,102
----------------------------------------------------------------------------------------------
Hawaii--0.1%
Honolulu, HI City & Cnty. GOB, Series B,
6.10%, 6/1/11                                        Aa2/AA           500,000        557,210

12   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                                                    Ratings:
                                                    Moody's/         Face         Market Value
                                                    S&P/Fitch        Amount       See Note 1
----------------------------------------------------------------------------------------------
Illinois--1.6%
IL HFAU RB, Hinsdale Hospital Project,
Escrowed to Maturity, Series C, 9.50%, 11/15/19     Baa1/BBB      $   900,000    $ 1,062,342
----------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                       Aaa/AAA/AAA     7,500,000      9,687,450
                                                                                 -----------
                                                                                  10,749,792
----------------------------------------------------------------------------------------------
Indiana--4.2%
Indianapolis, IN Airport Authority RB, SPF-
Federal Express Corp. Project, 7.10%, 1/15/17       Baa2/BBB       15,500,000     17,493,455
----------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB,
SPF-United Airlines Project, Series A, 6.50%,
11/15/31                                            Baa2/BB+       10,500,000     11,455,605
                                                                                 -----------
                                                                                  28,949,060
----------------------------------------------------------------------------------------------
Kentucky--0.4%
Kenton Cnty., KY AB RB, SPF-Delta Airlines
Project, Series A, 6.125%, 2/1/22                   Baa3/BB+        2,790,000      2,868,511
----------------------------------------------------------------------------------------------
Louisiana--2.4%
LA GOB, Series A, AMBAC Insured, 6.50%,
5/1/11                                              Aaa/AAA         5,000,000      5,522,900
----------------------------------------------------------------------------------------------
New Orleans, LA Home Mtg. Authority SPO
Refunding Bonds, Escrowed to Maturity,
6.25%, 1/15/11                                      Aaa/AAA         9,500,000     10,768,250
                                                                                 -----------
                                                                                  16,291,150
----------------------------------------------------------------------------------------------
Maryland--0.1%
MD University System Auxiliary Facilities &
Tuition RRB, Series A, 5.90%, 2/1/03                Aa3/AA+/AA        500,000        535,360
----------------------------------------------------------------------------------------------
Massachusetts--3.9%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                         Aaa/AAA/AAA       430,000        468,455
----------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37        Aaa/AAA/AAA     7,000,000      6,801,130
----------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                      A2/A/A         12,225,000     14,730,392
----------------------------------------------------------------------------------------------
MA Water Resource Authority RRB, Series D,
MBIA Insured, 5%, 8/1/24                            Aaa/AAA/AAA     5,000,000      4,913,500
                                                                                 -----------
                                                                                  26,913,477
----------------------------------------------------------------------------------------------
Michigan--7.2%
Detroit, MI GORB, Series B, 6.25%, 4/1/09           Baa2/BBB+       4,065,000      4,437,273
----------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/06          Baa2/BBB+       2,000,000      2,223,180

13   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                 Ratings:
                                                 Moody's/          Face         Market Value
                                                 S&P/Fitch         Amount       See Note 1
----------------------------------------------------------------------------------------------
Michigan (continued)
Detroit, MI GORB, Series B, 6.375%, 4/1/07       Baa2/BBB+      $   500,000    $   554,180
----------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, FGIC
Insured, Inverse Floater, 7.009%, 7/1/23(1)      Aaa/AAA/AAA     13,200,000     14,569,500
----------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB,
Prerefunded, FGIC Insured, Inverse Floater,
8.359%, 7/1/22(1)                                Aaa/AAA/AAA      3,700,000      4,495,500
----------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB,
Unrefunded Balance, FGIC Insured, Inverse
Floater, 8.359%, 7/1/22(1)                       Aaa/AAA          1,500,000      1,783,125
----------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured, Inverse
Floater, 8.868%, 2/15/22(1)                      Aaa/AAA          5,000,000      5,850,000
----------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                   NR/NR            3,650,000      3,975,763
----------------------------------------------------------------------------------------------
Wayne Cnty., MI Special Airport Facilities
RRB, Northwest Airlines, Inc. Facilities,
Series 1995, 6.75%, 12/1/15                      NR/NR           10,475,000     11,557,591
                                                                               -----------
                                                                                49,446,112
============================================================================================
New Hampshire--0.1%
NH Housing FAU RB, SFM, Series C, 6.90%,
7/1/19                                           Aa/NR            1,000,000      1,065,540
----------------------------------------------------------------------------------------------
New Jersey--4.9%
Bergen Cnty., NJ MUAU Water PC RB,
Prerefunded, Series A, FGIC
Insured, 6.50%,
12/15/12                                         Aaa/AAA/AAA      5,600,000      6,247,080
----------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mortgage-Keswick Pines,
5.75%, 1/1/24                                    NR/NR            1,125,000      1,113,750
----------------------------------------------------------------------------------------------
NJ EDAU RRB, Franciscan Oaks Project,
5.75%, 10/1/23                                   NR/NR            2,255,000      2,282,173
----------------------------------------------------------------------------------------------
NJ GOB, Series D, 8%, 2/15/07                    Aa1/AA+/AA+      3,100,000      3,948,997
----------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16             Baa1/BBB+/A-    16,150,000     19,036,813
----------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%,
1/1/16                                           Aaa/AAA          1,100,000      1,316,348
                                                                               -----------
                                                                                33,945,161
----------------------------------------------------------------------------------------------
New York--7.6%
NYC GOB, Inverse Floater, 7.278%, 8/27/15(1)     Baa1/BBB+        3,050,000      3,263,500
----------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15       Aaa/BBB+        10,780,000     12,334,260
----------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                Baa1/BBB+/A-     5,000,000      5,405,300
----------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series A,
7.75%, 8/15/16                                   Baa1/BBB+          152,500        170,669
----------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series D,
8%, 8/1/15                                       Baa1/BBB+          220,000        247,749

14   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                 Ratings:
                                                 Moody's/          Face         Market Value
                                                 S&P/Fitch         Amount       See Note 1
                                                 ============== ============== ==============
New York (continued)
NYC GOB, Unrefunded Balance, Series G,
7.625%, 2/1/15                                   Baa1/BBB+/A-   $    75,000    $    84,381
----------------------------------------------------------------------------------------------
NYC GORB, Series B, MBIA Insured, 6.20%,
8/15/06                                          Aaa/AAA         10,000,000     11,230,100
----------------------------------------------------------------------------------------------
NYC IDA SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/19                              A/A/A-           6,000,000      6,335,940
----------------------------------------------------------------------------------------------
NYS GOB, 6.875%, 3/1/12                          A2/A             1,000,000      1,110,320
----------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06       Baa/BBB+         4,000,000      4,387,360
----------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08        Baa/BBB+         2,000,000      2,187,800
----------------------------------------------------------------------------------------------
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99                                   Baa2/BBB+        3,765,000      3,946,247
----------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB, Series 51-E,
7%, 12/1/14                                      A1/AA-           1,840,000      1,895,734
                                                                               -----------
                                                                                52,599,360
----------------------------------------------------------------------------------------------
North Carolina--1.0%
NC Medical Care Commission HCF RB,
Carolina Medicorp Project, 5.25%, 5/1/26         Aa3/AA/AA        7,000,000      7,065,800
----------------------------------------------------------------------------------------------
Ohio--3.0%
Cleveland, OH PPS First Mtg. RB, Series A,
MBIA Insured, 7%, 11/15/16                       Aaa/AAA          2,000,000      2,329,440
----------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                    NR/NR            2,500,000      2,559,375
----------------------------------------------------------------------------------------------
OH Building Authority RB, Juvenile
Correctional Projects, Series A, AMBAC
Insured, 6.60%, 10/1/14                          Aaa/AAA/AAA        500,000        569,800
----------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
9.517%, 3/1/31(1)                                Aaa/AAA          4,980,000      5,627,400
----------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                 NR/NR            7,800,000      8,404,500
Summit Cnty., OH GOB, AMBAC Insured,
6.625%, 12/1/12                                  Aaa/AAA/AAA      1,200,000      1,321,584
                                                                               -----------
                                                                                20,812,099
----------------------------------------------------------------------------------------------
Oklahoma--1.5%
Tulsa, OK Municipal Airport Trust RB,
American Airlines Project, 6.25%, 6/1/20         Baa2/BB+         9,820,000     10,547,858
----------------------------------------------------------------------------------------------
Pennsylvania--9.9%
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                   NR/BBB-          3,000,000      3,361,980
----------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC
Insured, Inverse Floater, 8.381%, 3/1/22(1)      Aaa/AAA/AAA     17,500,000     19,709,375

15   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                            Ratings:
                                                            Moody's/         Face         Market Value
                                                            S&P/Fitch        Amount       See Note 1
-------------------------------------------------------------------------------------------------------
Pennsylvania (continued)
PA HFA RB, SFM, Series 61A, 5.50%, 4/1/29                   Aa2/AA+       $ 9,205,000    $ 9,267,318
-------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13                       Aaa/AAA           750,000        818,790
-------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Sewer RRB,
Escrowed to Maturity, Tenth Series,
7.35%, 9/1/04                                               Aaa/AAA         2,455,000      2,811,785
-------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                                  Aaa/AAA/AAA    17,600,000     23,721,984
-------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10                       NR/NR           8,565,000      8,872,227
                                                                                         -----------
                                                                                          68,563,459
-------------------------------------------------------------------------------------------------------
South Carolina--2.0%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16                       Aaa/AAA           285,000        341,436
-------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16                       Aaa/AAA         1,715,000      2,048,859
-------------------------------------------------------------------------------------------------------
SC Public Service Authority RB, Santee
Cooper, Prerefunded, Series D, AMBAC
Insured, 6.50%, 7/1/24                                      Aaa/AAA/AAA    10,000,000     11,168,900
                                                                                         -----------
                                                                                          13,559,195
-------------------------------------------------------------------------------------------------------
Texas--14.1%
AAAU TX SPF RB, American Airlines, Inc.
Project, 7%, 12/1/11                                        Baa2/BBB-       3,000,000      3,544,110
-------------------------------------------------------------------------------------------------------
AAAU TX SPF RB, Federal Express Corp.
Project, 6.375%, 4/1/21                                     Baa2/BBB       11,640,000     12,717,398
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB,
Series A, Zero Coupon, 5.85%, 2/15/14(3)                    Aaa/AAA        15,710,000      7,125,271
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB,
Series A, Zero Coupon, 5.85%, 2/15/15(3)                    Aaa/AAA        15,000,000      6,422,400
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB,
Series A, Zero Coupon, 5.886%, 2/15/16(3)                   Aaa/AAA        16,240,000      6,557,712
-------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport
Facilities Improvement Corp. RB, American
Airlines, Inc., 7.25%, 11/1/30                              Baa2/BB+        8,000,000      8,956,480
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                                 Aa3/AA            215,000        240,185
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                          Aa3/AA            785,000        868,485
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road, Sub. Lien,
6.75%, 8/1/14                                               Aa2/AA          1,000,000      1,101,270
-------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                           A3/A/A            995,000      1,096,430

16   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                    Ratings:
                                                      Moody's/         Face          Market Value
                                                      S&P/Fitch        Amount        See Note 1
-------------------------------------------------------------------------------------------------------
Texas (continued)
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                     A3/A/A        $   440,000      $   486,015
-------------------------------------------------------------------------------------------------------
North Central TX HFDC Hospital RB, Baylor
Health Care Project, Series B, Inverse Floater,
7.85%, 5/15/06(1)                                     Aa2/AA          3,000,000        3,343,410
-------------------------------------------------------------------------------------------------------
North Central TX HFDC Hospital RB, Baylor
Health Care Project, Series B, Inverse Floater,
7.95%, 5/15/08(1)                                     Aa2/AA          5,000,000        5,571,100
-------------------------------------------------------------------------------------------------------
Retama, TX Development Corp. Special
Facilities RRB, Retama Racetrack, Escrowed
to Maturity, Series A, 10%, 12/15/19                  Aaa/AAA         4,880,000        8,060,735
-------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero
Coupon, 5.95%, 9/1/13(3)                              Aaa/AAA/A+      6,900,000        3,224,991
-------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero
Coupon, 5.93%, 9/1/14(3)                              Aaa/AAA/A+     17,500,000        7,726,950
-------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero
Coupon, 5.85%, 9/1/15(3)                              Aaa/AAA/A+     10,000,000        4,167,100
-------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero
Coupon, 5.98%, 9/1/16(3)                              Aaa/AAA/A+     39,990,000       15,712,071
                                                                                     -----------
                                                                                      96,922,113
-------------------------------------------------------------------------------------------------------
Vermont--0.2%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29                                        A1/A-           1,570,000        1,647,432
-------------------------------------------------------------------------------------------------------
Washington--4.5%
WA Public Power Supply System RRB,
Nuclear Project No. 1, 5.40%, 7/1/12                  Aa1/AA-/AA-    30,000,000       30,733,800
-------------------------------------------------------------------------------------------------------
West Virginia--0.6%
WV Parkways ED & Tourism Authority RB, FGIC
Insured, Inverse Floater, 7.454%, 5/16/19(1)          Aaa/AAA         3,600,000        4,090,500
-------------------------------------------------------------------------------------------------------
Wisconsin--1.1%
WI Health & Educational Facilities Authority
RB, Sinai Samaritan Medical Center, Inc.,
MBIA Insured, 5.75%, 8/15/16                          Aaa/AAA         6,250,000        6,651,375
-------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                               Aa2/AA            705,000          750,621
                                                                                     -----------
                                                                                       7,401,996
-------------------------------------------------------------------------------------------------------
U.S. Possessions--2.9%
PR CMWLTH GOB, 5.375%, 7/1/25                         Baa1/A          2,200,000        2,249,654
-------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/14                          Baa1/A          6,690,000        7,937,819
-------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/15                          Baa1/A          3,310,000        3,947,208



17   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Investments   (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                    Ratings:
                                                    Moody's/      Face               Market Value
                                                    S&P/Fitch     Amount             See Note 1
-------------------------------------------------------------------------------------------------------
U.S. Possessions (continued)
PR CMWLTH HTAU RB, Prerefunded, Series T,
6.625%, 7/1/18                                      Aaa/AAA       $3,200,000        $  3,582,176
-------------------------------------------------------------------------------------------------------
PR EPAU RB, Unrefunded Balance, Series O,
7.125%, 7/1/14                                      Baa1/BBB+      2,350,000           2,484,914
                                                                                    ------------
                                                                                      20,201,771
-------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $622,358,400)                         99.4%        684,839,325
-------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                          0.6           3,906,240
                                                                  ----------        ------------
Net Assets                                                             100.0%       $688,745,565
                                                                  ==========        ============

To simplify the listing of securities, abbreviations are used per the table below:




AAAU         -- Alliance Airport Authority, Inc.
AB           -- Airport Board
AIC          -- Airports Improvement Corp.
BOE          -- Board of Education
CAP          -- Capital Appreciation
CDD          -- Community Development District
CMWLTH       -- Commonwealth
COP          -- Certificates of Participation
ED           -- Economic Development
EDAU         -- Economic Development Authority
EDFAU        -- Economic Development Finance
                Authority
EPAU         -- Electric Power Authority
FAU          -- Finance Authority
GOB          -- General Obligation Bonds
GORB         -- General Obligation Refunding Bonds
GORRB        -- General Obligation Revenue
                Refunding Bonds
HCF          -- Health Care Facilities
HEAA         -- Higher Education Assistance Agency
HF           -- Health Facilities
HFA          -- Housing Finance Agency
HFAU         -- Health Facilities Authority
HFDC         -- Health Facilities Development Corp.
HFFAU        -- Health Facilities Finance Authority
HTAU         -- Highway & Transportation Authority
IDA          -- Industrial Development Agency
IDAU         -- Industrial Development Authority


ISD          -- Independent School District
MEAU         -- Municipal Electric Authority
MPA          -- Municipal Power Agency
MUAU         -- Municipal Utilities Authority
NYC          -- New York City
NYS          -- New York State
PAUNYNJ      -- Port Authority of New York &
                New Jersey
PC           -- Pollution Control
PFAU         -- Public Finance Authority
PPS          -- Public Power System
PWBL         -- Public Works Board Lease
RB           -- Revenue Bonds
RR           -- Resource Recovery
RRB          -- Revenue Refunding Bonds
SCDAU        -- Statewide Communities Development
                Authority
SDI          -- School District
SFM          -- Single Family Mortgage
SPAST        -- Special Assessment
SPF          -- Special Facilities
SPO          -- Special Obligations
SWD          -- Solid Waste Disposal
TUAU         -- Turnpike Authority
TUCM         -- Turnpike Commission
TXAL         -- Tax Allocation
UDA          -- Urban Development Agency
WSS          -- Water & Sewer System


18   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $74,835,910 or 10.87% of the Fund's net assets at January 31, 1998.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,365,833 or 4.26% of the Fund's net assets as of January 31, 1998.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of January 31, 1998, securities subject to the alternative minimum tax amount to $147,258,481 or 21.38% of the Fund's net assets.

See accompanying Notes to Financial Statements.

19   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------



=======================================================================================
Assets
Investments, at value (cost $622,358,400)--see accompanying statement      $684,839,325
---------------------------------------------------------------------------------------
Cash                                                                            213,278
---------------------------------------------------------------------------------------
Receivables:
Interest                                                                      7,183,747
Shares of beneficial interest sold                                              843,886
---------------------------------------------------------------------------------------
Other                                                                            23,586
                                                                           ------------
Total assets                                                                693,103,822
---------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Dividends                                                                     1,862,534
Investments purchased                                                         1,113,750
Shares of beneficial interest redeemed                                          633,943
Trustees' fees --Note 1                                                         236,528
Daily variation on futures contracts --Note 5                                   162,500
Distribution and service plan fees                                              135,388
Transfer and shareholder servicing agent fees                                    60,644
Other                                                                           152,970
                                                                           ------------
Total liabilities                                                             4,358,257
---------------------------------------------------------------------------------------
Net Assets                                                                 $688,745,565
                                                                           ============
Composition of Net Assets
Paid-in capital                                                            $628,834,399
---------------------------------------------------------------------------------------
Undistributed net investment income                                             603,954
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                     (2,661,213)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                    61,968,425
                                                                           ------------
Net assets                                                                 $688,745,565
                                                                           ============



20   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



==========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$587,804,951 and 56,630,151 shares of beneficial interest outstanding)             $ 10.38
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                           $ 10.90
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,034,437
and 8,691,329 shares of beneficial interest outstanding)                           $ 10.36
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,906,177
and 1,053,008 shares of beneficial interest outstanding)                           $ 10.36

See accompanying Notes to Financial Statements.

21   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------


==================================================================================
Investment Income
Interest                                                               $20,623,519

==================================================================================
Expenses
Management fees -- Note 4                                                1,783,690
----------------------------------------------------------------------------------
Distribution and service plan fees -- Note 4:
Class A                                                                    637,271
Class B                                                                    434,795
Class C                                                                     47,615
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees -- Note 4                    248,984
----------------------------------------------------------------------------------
Shareholder reports                                                         76,125
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                 61,921
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 40,546
----------------------------------------------------------------------------------
Legal and auditing fees                                                     23,344
----------------------------------------------------------------------------------
Other                                                                       17,729
                                                                       -----------
Total expenses                                                           3,372,020

==================================================================================
Net Investment Income                                                   17,251,499

==================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                938,815
Closing of futures contracts                                            (5,577,081)
                                                                       -----------
Net realized loss                                                       (4,638,266)

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    13,653,945
                                                                       -----------
Net realized and unrealized gain                                         9,015,679

==================================================================================
Net Increase in Net Assets Resulting from Operations                   $26,267,178
                                                                       ===========

See accompanying Notes to Financial Statements.

22   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                                   Six Months Ended
                                                                   January 31, 1998    Year Ended
                                                                   (Unaudited)         July 31, 1997
====================================================================================================
Operations
Net investment income                                              $ 17,251,499        $ 36,303,013
---------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (4,638,266)          1,258,139
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                13,653,945          31,244,641
                                                                   ------------        ------------
Net increase in net assets resulting from operations                 26,267,178          68,805,793
===================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                             (14,951,098)        (31,577,223)
Class B                                                              (1,896,296)         (3,635,315)
Class C                                                                (205,854)           (266,953)
===================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions -- Note 2:
Class A                                                              (6,566,498)        (32,746,596)
Class B                                                               4,899,424           5,873,351
Class C                                                               2,108,164           4,073,296
===================================================================================================
Net Assets
Total increase                                                        9,655,021          10,526,353
---------------------------------------------------------------------------------------------------
Beginning of period                                                 679,090,544         668,564,191
                                                                   ------------        ------------
End of period (including undistributed net investment
income of $603,954 and $837,200, respectively)                     $688,745,565        $679,090,544
                                                                   ============        ============

See accompanying Notes to Financial Statements.

23   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------



                                          Class A
                                          ---------------------------------------------------------------------
                                          Six Months
                                          Ended
                                          January 31,                                  Year Ended
                                          1998            Year Ended July 31,          December 31,
                                          (Unaudited)     1997          1996(2)        1995           1994
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $10.24          $ 9.74         $9.98          $8.93          $10.44
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .25             .55           .32            .54             .57
Net realized and
unrealized gain (loss)                         .15             .49          (.25)          1.06           (1.52)
                                           -------         --------      --------       -------       ---------
Total income (loss) from
investment operations                          .40            1.04           .07           1.60            (.95)
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income          (.26)           (.54)         (.31)          (.54)           (.56)
Dividends in excess of net
investment income                               --              --            --           (.01)             --
Distributions from net realized gain            --              --            --              --             --
Distributions in excess of net
realized gain                                   --              --            --              --             --(4)
                                          --------        --------       --------       --------      ---------
Total dividends and distributions
to shareholders                               (.26)           (.54)         (.31)          (.55)           (.56)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.38          $10.24         $9.74          $9.98           $8.93
                                          ========        ========       ========       ========      =========
===============================================================================================================
Total Return, at Net Asset Value(5)           4.02%          10.97%         0.77%         18.28%          (9.19)%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $587,805        $586,546      $590,299       $634,473       $541,161
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $579,489        $582,624      $606,509       $569,859       $582,038
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         5.18%(6)        5.55%         5.58%(6)       5.65%           5.94%
Expenses                                      0.88%(6)        0.87%         0.92%(6)       0.88%           0.88%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                     6.3%           23.8%         23.9%          25.1%           21.7%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 16, 1993(inception of offering) to December 31, 1993.
4. Less than $.005 per share.

24   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                           Class B
-------------------------- ------------------------------------------------------------------------------
                           Six Months
                           Ended
                           January 31,
                           1998           Year Ended July 31,           Year Ended December 31,
1993          1992         (Unaudited)    1997(2)       1996(2)         1995        1994          1993(3)
=========================================================================================================

   $9.94         $9.77      $10.22          $9.73         $9.96           $8.92      $10.43        $10.22
---------------------------------------------------------------------------------------------------------

     .59           .62         .23            .47           .27             .47         .50           .41

     .74           .25         .14            .48          (.23)           1.05       (1.52)          .43
  ------         -----      ------         -------        -----           -----      --------      ------

    1.33           .87         .37            .95           .04            1.52       (1.02)          .84
---------------------------------------------------------------------------------------------------------


    (.62)         (.58)       (.23)          (.46)         (.27)           (.47)       (.49)         (.42)
      --            --          --             --            --            (.01)         --            --

    (.21)         (.12)         --             --            --              --          --          (.21)
      --            --          --             --            --              --          --(4)         --
  ------         -----      ------         ------         -----           -----      ------        ------

    (.83)         (.70)       (.23)          (.46)         (.27)           (.48)       (.49)         (.63)
---------------------------------------------------------------------------------------------------------
  $10.44         $9.94      $10.36         $10.22         $9.73           $9.96      $ 8.92        $10.43
  ======         =====      ======         ======         =====           =====      ======        ======
=========================================================================================================
   13.79%         9.20%       3.63%         10.05%         0.43%          17.30%      (9.91)%        8.49%
=========================================================================================================


$608,128      $496,628     $90,034        $83,897       $74,055         $72,488     $53,245       $33,024
 --------------------------------------------------------------------------------------------------------
$567,777      $438,684     $86,284        $77,881       $73,047         $63,669     $46,548       $16,444
 --------------------------------------------------------------------------------------------------------

    5.71%         6.34%       4.39%(6)       4.76%         4.79%(6)        4.84%       5.11%         4.54%(6)
    0.88%         0.94%       1.66%(6)       1.65%         1.70%(6)        1.68%       1.69%         1.74%(6)
---------------------------------------------------------------------------------------------------------
    30.2%         34.2%        6.3%          23.8%         23.9%           25.1%       21.7%         30.2%

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.

25   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Financial Highlights (Continued)
-------------------------------------------------------------------------------


                                          Class C
                                          --------------------------------------------------
                                          Six Months
                                          Ended                                     Period
                                          January 31,                               Ended
                                          1998           Year Ended July 31,        Dec. 31,
                                          (Unaudited)    1997        1996(2)        1995(1)
============================================================================================
Per Share Operating Data
Net asset value, beginning of period       $10.22         $9.73       $9.96            $9.58
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .23           .46         .27              .15
Net realized and
unrealized gain (loss)                        .14           .49        (.23)             .39
                                           ------        ------       -----            -----
Total income (loss) from
investment operations                         .37           .95         .04              .54
--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income         (.23)         (.46)       (.27)            (.15)
Dividends in excess of net
investment income                              --            --          --             (.01)
Distributions from net realized gain           --            --          --               --
Distributions in excess of net
realized gain                                  --            --          --               --
                                           ------        ------       -----            -----
Total dividends and distributions
to shareholders                              (.23)         (.46)       (.27)            (.16)
--------------------------------------------------------------------------------------------
Net asset value, end of period             $10.36        $10.22       $9.73            $9.96
                                           ======        ======       =====            =====
============================================================================================
Total Return, at Net Asset Value(5)          3.63%        10.03%       0.40%            5.64%
============================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $10,906        $8,648      $4,210           $1,975
--------------------------------------------------------------------------------------------
Average net assets (in thousands)          $9,457        $5,724      $3,105           $1,506
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        4.40%(6)      4.72%       4.72%(6)         4.49%(6)
Expenses                                     1.66%(6)      1.67%       1.75%(6)         1.64%(6)
--------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                    6.3%         23.8%       23.9%            25.1%

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $42,231,058 and $44,220,384, respectively.

See accompanying Notes to Financial Statements.



26   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1997 the Fund had available for federal income tax purposes an unused capital loss carryover of $1,147,000, which expires between 2003 and 2005.


27   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
-------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1998, a provision of $30,969 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $229,529 at January 31, 1998.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount or premiums on securities purchased are amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended January 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,680,358. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                          Six Months Ended Jan. 31, 1998      Year Ended July 31, 1997
                          ------------------------------      --------------------------
                          Shares            Amount            Shares        Amount
----------------------------------------------------------------------------------------
Class A:
Sold                       2,627,854        $ 26,849,253        4,946,747   $ 48,948,803
Dividends reinvested         962,061           9,787,880        2,089,594     20,654,651
Redeemed                  (4,236,067)        (43,203,635)     (10,346,905)  (102,350,050)
                          ----------        ------------      -----------   ------------
Net decrease                (646,152)       $ (6,566,498)      (3,310,564)  $(32,746,596)
                          ==========        ============      ===========   ============
----------------------------------------------------------------------------------------
Class B:
Sold                         998,213        $ 10,151,282        1,596,575   $ 15,764,185
Dividends reinvested         113,796           1,155,591          233,176      2,301,877
Redeemed                    (628,067)         (6,407,449)      (1,234,381)   (12,192,711)
                          ----------        ------------      -----------   ------------
Net increase                 483,942        $  4,899,424          595,370   $  5,873,351
                          ==========        ============      ===========   ============
----------------------------------------------------------------------------------------
Class C:
Sold                         292,898        $  2,986,039          519,375   $  5,132,628
Dividends reinvested          14,061             142,815           17,317        171,212
Redeemed                    (100,205)         (1,020,690)        (123,236)    (1,230,544)
                          ----------        ------------      -----------   ------------
Net increase                 206,754        $  2,108,164          413,456   $  4,073,296
                          ==========        ============      ===========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

At January 31, 1998, net unrealized appreciation on investments of $62,480,925 was composed of gross appreciation of $62,588,954, and gross depreciation of $108,029.

29   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
-------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion.
              For the six months ended January 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $405,231, of which $95,504 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $334,679 and $27,393, respectively, of which $23,172 and $1,298, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the six months ended January 31, 1998, OFDI received contingent deferred sales charges of $100,689 and $1,055, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1998, OFDI paid $52,359 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


30   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its cost in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1998, OFDI paid $5,348 and $1,260, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $343,853 and $29,135, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At January 31, 1998, OFDI had incurred unreimbursed expenses of $2,355,890 for Class B and $135,185 for Class C.
================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


31   Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts (continued)
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At January 31, 1998, the Fund had outstanding futures contracts as follows:


                                                    Number of     Valuation as of      Unrealized
                                Expiration Date     Contracts     January 31, 1998     Depreciation
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 30 yr.     3/98                400           $48,912,500          $ 512,500

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended January 31, 1998.


32   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
Oppenheimer Municipal Bond Fund
-------------------------------------------------------------------------------


================================================================================
Officers and Trustees
                        Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Robert E. Patterson, Vice President
                        Jerry A. Webman, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of Portfolio  Citibank, N.A.
Securities

================================================================================
Independent Auditors    KPMG Peat Marwick LLP

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



33   Oppenheimer Municipal Bond Fund

-------------------------------------------------------------------------------
OppenheimerFunds Family
-------------------------------------------------------------------------------


==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund
==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Discovery Fund                 Growth Fund
International Small            Quest Small Cap Value Fund     Global Fund
 Company Fund                  MidCap Fund                    Quest Global Value Fund
Enterprise Fund                Capital Appreciation Fund      Disciplined Value Fund
International Growth Fund      Quest Capital Value Fund       Quest Value Fund
==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund
==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund
==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(1)   Pennsylvania Municipal Fund1   Rochester Division:
Florida Municipal Fund(1)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(1)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(1)     Intermediate Municipal Fund     Municipal Fund
==========================================================================================
Money Market Funds(2)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves
==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. Available only to investors in certain states.
2. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

34   Oppenheimer Municipal Bond Fund

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-----------------------------


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-----------------------------
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-----------------------------


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-----------------------------
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-----------------------------


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-----------------------------
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-----------------------------


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-----------------------------
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-----------------------------







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                                                        [Oppenheimer Funds Logo]
                                                               Distributor, Inc.

RS0310.001.0198 April 1, 1998